UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

VIVOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39796	81-3224056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120

(Address of principal executive offices) (Zip Code)

(866) 908-4867

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed by Vivos Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on October 15, 2026 (the “Prior 8-K”), on October 14, 2026 the Company entered into a Mutual Stock Purchase and Asset Exchange Agreement (the “Agreement”) with SOD Sciences, Inc., a Nevada corporation (“SOD”), providing for the Company’s acquisition of a minority equity interest in SOD and an undivided fifty percent (50%) co-ownership interest in SOD’s pseudohypoxia early-warning test and related intellectual property, in exchange for the issuance to SOD of 12,000 shares of the Company’s Series C Convertible Preferred Stock. The material terms of the Agreement are described in the Prior 8-K, which description is incorporated herein by reference, and the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K by incorporation by reference to the Prior 8-K. Capitalized terms used but not defined herein have the meanings given to them in the Prior 8-K.

On October 15, 2026, the Company and SOD entered into a First Amendment to the Agreement (the “First Amendment”), which extended the outside date under the Agreement from October 15, 2026 to October 16, 2026 and established October 16, 2026 as the Closing Date. On October 16, 2026, the Company and SOD entered into Amendment No. 2 to the Agreement (“Second Amendment”), which corrected a scrivener’s error in the Agreement and the related transaction documents that had described SOD as a Florida corporation. The Amendments did not otherwise modify the Agreement.

On October 16, 2026 (the “Closing Date”), at the closing under the Agreement (the “Closing”), the Company and SOD entered into an Assignment and Co-Ownership Agreement (the “Assignment Agreement”), pursuant to which SOD assigned to the Company an undivided fifty percent (50%) co-ownership interest in the pseudohypoxia early-warning test (the “Test Interest”) and related intellectual property (the “Test IP”), free and clear of liens. The Company and SOD hold the Test IP as tenants in common, share equally all revenue and consideration derived from its exploitation and the costs of patent prosecution, maintenance and enforcement, and have mutual consent rights over licenses and settlements. The Assignment Agreement contains customary representations and warranties of SOD regarding title, authority, the absence of liens and conflicting licenses, inventor assignments and non-infringement, which survive for twelve (12) months after the Closing (and, as to title, liens and the completeness of the scheduled patent rights, until sixty (60) days after expiration of the applicable statute of limitations), and provides for a right of first refusal in favor of the Company on any transfer of SOD’s retained interest and a buy-sell exit mechanism at independently appraised fair market value.

Other than the Agreement, the Assignment Agreement and the transactions contemplated thereby, there is no material relationship between the Company or its affiliates and SOD. The foregoing descriptions of the Agreement, the First Amendment, the Second Amendment and the Assignment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company completed the acquisition of (i) 3,057,879 shares of common stock of SOD (the “SOD Shares”), representing at least eleven percent (11%) of SOD’s fully diluted capital stock immediately after the Closing (as adjusted, in accordance with Section 1.1 of the Agreement, from the 2,907,338 shares reported in the Prior 8-K), and (ii) the Test Interest, in exchange for the issuance to SOD of 12,000 shares of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred”), with a stated value of $1,000 per share and an aggregate stated value of $12,000,000. No cash consideration was paid by either party. Under the Assignment Agreement, SOD is required to record the assignment of the Test Interest with the United States Patent and Trademark Office, and with applicable foreign patent authorities with respect to the pending international application, within thirty (30) days after the Closing Date. The consideration was determined by arm’s-length negotiation between the Company and SOD. No placement agent, broker or finder was used in connection with the transaction, and, other than as described in Item 1.01, there is no material relationship between the Company or any of its affiliates, directors or officers, on the one hand, and SOD, on the other hand. The material terms of the Agreement are described in the Prior 8-K and are incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. On the Closing Date, the Company issued 12,000 shares of Series C Preferred to SOD in exchange for the SOD Shares and the Test Interest. Each share of Series C Preferred is convertible, at the option of the holder, into the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), determined by dividing the $1,000 stated value by the conversion price of $0.15 per share, subject to proportional adjustment for stock splits, reverse stock splits, combinations, stock dividends and similar events and to the Exchange Cap and the Beneficial Ownership Limitation described in Item 5.03 below. At the $0.15 conversion price, the Series C Preferred is convertible into up to 80,000,000 shares of Common Stock in the aggregate; until stockholder approval is obtained, no more than 6,718,517 shares of Common Stock (based on 19.99% of the 33,609,393 shares of Common Stock outstanding prior to the signing of the Agreement) may be issued upon conversion.

The Series C Preferred was issued, and the shares of Common Stock issuable upon conversion thereof will be issued, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). SOD represented that it acquired the Series C Preferred for its own account for investment and not with a view to distribution. The Series C Preferred and the shares of Common Stock issuable upon conversion thereof have not been registered under the Securities Act or any state securities laws and may not be offered or sold absent registration or an applicable exemption. No underwriter or placement agent was involved in the issuance.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference. The Series C Preferred ranks pari passu with the Company’s Series A Convertible Preferred Stock and Series B Non-Convertible Preferred Stock and senior to the Common Stock with respect to dividend rights and rights upon liquidation, dissolution or winding up, participates on an as-converted basis in any dividends declared on the Common Stock, and votes with the Common Stock on an as-converted basis, subject to the lesser of the Beneficial Ownership Limitation and the Exchange Cap.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2026, the Company filed a Certificate of Designations of Series C Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, which became effective upon filing and designated 12,000 shares of the Company’s authorized preferred stock as Series C Preferred, with a stated value of $1,000 per share. Under the Certificate of Designations, the Series C Preferred (i) ranks pari passu with the Company’s Series A Convertible Preferred Stock and Series B Non-Convertible Preferred Stock and senior to the Common Stock with respect to dividends and liquidation; (ii) bears no mandatory or cumulative dividend and participates on an as-converted basis in any dividends declared on the Common Stock, payable at the Company’s election in cash or in shares of Common Stock valued at the conversion price; (iii) is not redeemable and carries no holder put right or cash-settlement feature; (iv) is convertible at the option of the holder at a conversion price of $0.15 per share, fixed as of the signing of the Agreement and subject only to proportional adjustment for stock splits, reverse stock splits, combinations, stock dividends and similar events; (v) may not be converted into more than 19.99% of the shares of Common Stock outstanding immediately prior to the signing of the Agreement unless and until the Company’s stockholders approve the issuance of shares in excess of that cap for purposes of Nasdaq Listing Rule 5635(a) (the “Exchange Cap”), which cap is not waivable by the Company or any holder; (vi) may not be converted to the extent the holder, together with its affiliates, would beneficially own in excess of 4.99% of the outstanding Common Stock, which limitation the holder may increase to not more than 9.99% upon 61 days’ prior written notice (the “Beneficial Ownership Limitation”); and (vii) votes with the Common Stock on an as-converted basis, subject to the lesser of the Beneficial Ownership Limitation and the Exchange Cap, with no right to elect or designate directors. The Company is required to reserve sufficient authorized but unissued shares of Common Stock to permit conversion of the Series C Preferred in full, subject to the Exchange Cap. The Company obtained the consent of Streeterville Capital, LLC under the Company’s existing financing arrangements to the issuance of the Series C Convertible Preferred Stock.

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The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 19, 2026, the Company issued a press release announcing the Closing, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Nasdaq Listing Rule 5550(b)(1) — Stockholders’ Equity

As previously disclosed, on April 22, 2026, the Company received a notice from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company did not satisfy the minimum stockholders’ equity requirement of $2,500,000 for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1), and the Company thereafter submitted a plan to regain compliance.

The Prior 8-K included unaudited pro forma condensed balance sheet information of the Company as of June 30, 2026 giving effect to the transactions contemplated by the Agreement, which is hereby updated. The unaudited pro forma condensed balance sheet information of the Company as of June 30, 2026, giving effect to the closing of the transaction described in this Current Report, as if the transaction had been consummated on that date, reflects pro forma stockholders’ equity of approximately $6.6 million, reflecting the Company’s initial purchase price allocation, which shall remain subject to adjustment for 12 months from the date of closing.

The Company believes that, giving effect to the Closing and as of the date of this Current Report on Form 8-K, its stockholders’ equity exceeds the $2,500,000 minimum requirement of Nasdaq Listing Rule 5550(b)(1). The Company currently expects the Closing to increase its stockholders’ equity by more than $10 million, subject to completion of the Company’s purchase price allocation and review by the Company’s independent registered public accounting firm.

While the Company believes it has regained compliance with the stockholders’ equity requirement as a result of the closing of the transaction described herein, Nasdaq will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of its next periodic report the Company does not evidence compliance, it may be subject to delisting.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding: the anticipated accounting treatment of the Series C Preferred and the acquired interests and the expected increase in the Company’s stockholders’ equity; the Company’s compliance with Nasdaq continued listing requirements; and the stockholder approval to be sought under Nasdaq Listing Rule 5635(a). Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, including, without limitation, the risks that: (i) the Company’s independent registered public accounting firm or Nasdaq reaches conclusions regarding the accounting treatment of the transaction or the Company’s stockholders’ equity that differ from those anticipated; (ii) the Company does not regain or maintain compliance with Nasdaq’s continued listing requirements; (iii) stockholder approval of the issuance of Common Stock in excess of the Exchange Cap is not obtained; and (iv) the other risks described in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of Series C Convertible Preferred Stock of Vivos Therapeutics, Inc., filed with the Secretary of State of the State of Delaware on October 15, 2026
10.1	Mutual Stock Purchase and Asset Exchange Agreement, dated as of October 14, 2026, by and between Vivos Therapeutics, Inc. and SOD Sciences, Inc. (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on October 15, 2026)*
10.2	First Amendment to Mutual Stock Purchase and Asset Exchange Agreement, dated as of October 15, 2026, by and between Vivos Therapeutics, Inc. and SOD Sciences, Inc.
10.3	Amendment No. 2 to Mutual Stock Purchase and Asset Exchange Agreement, dated as of October 16, 2026, by and between Vivos Therapeutics, Inc. and SOD Sciences, Inc.
10.4	Assignment and Co-Ownership Agreement (Test Interest), dated as of October 16, 2026, by and between SOD Sciences, Inc. and Vivos Therapeutics, Inc.*
99.1	Press Release of Vivos Therapeutics, Inc. dated October 19, 2026 (furnished, not filed)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVOS THERAPEUTICS, INC.

Dated: October 19, 2026	By:	/s/ Roman Franklin
	Name:	Roman Franklin
	Title:	Chief Financial Officer

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